Exhibit 32.1

Certification of the Co-Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Carlyle Group L.P. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Conway, Jr., Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William E. Conway, Jr.
William E. Conway, Jr.
Co-Chief Executive Officer
Date: May 8, 2014

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.